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                                                                    EXHIBIT 24.1

                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. VON GLAHN, SUZANNE H. COSTIN and SCOTT WELCH their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of ten million shares of Common Stock of Williams issuable pursuant to The Williams Companies, Inc. Investment Plus Plan, together with associated Preferred Stock purchase rights and Plan interests, and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN, SUZANNE H. COSTIN and SCOTT WELCH its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 14th day of November, 2001.


      /s/ Keith E. Bailey                      /s/ Jack D. McCarthy
  -------------------------------------    -------------------------------------
       Keith E. Bailey                             Jack D. McCarthy
       Chairman of the Board and                   Senior Vice President
       Chief Executive Officer                     (Principal Financial Officer)
       (Principal Executive Officer)




                         /s/ Gary R. Belitz
                    --------------------------------------
                         Gary R. Belitz
                         Controller
                         (Principal Accounting Officer)

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    /s/ Hugh M. Chapman                           /s/ Glenn A. Cox
  -------------------------------------    -------------------------------------
      Hugh M. Chapman                             Glenn A Cox
      Director                                    Director


    /s/ Thomas H. Cruikshank                      /s/ William E. Green
  -------------------------------------    -------------------------------------
      Thomas H. Cruikshank                        William E. Green
      Director                                    Director


     /s/ W. R. Howell                             /s/ James C. Lewis
  -------------------------------------    -------------------------------------
      W. R. Howell                                James C. Lewis
      Director                                    Director


    /s/ Charles M. Lillis                         /s/ George A. Lorch
  -------------------------------------    -------------------------------------
      Charles M. Lillis                           George A. Lorch
      Director                                    Director


    /s/ Frank T. MacInnis                         /s/ Steven J. Malcolm
  -------------------------------------    -------------------------------------
      Frank T. MacInnis                           Steven J. Malcolm
      Director                                    Director


    /s/ Gordon R. Parker                          /s/ Janice D. Stoney
  -------------------------------------    -------------------------------------
      Gordon R. Parker                            Janice D. Stoney
      Director                                    Director


    /s/ Joseph H. Williams
  -------------------------------------
      Joseph H. Williams
      Director


                                           THE WILLIAMS COMPANIES, INC.



                                           By: /s/ William G. von Glahn
                                               ---------------------------------
                                               William G. von Glahn
ATTEST:                                        Senior Vice President


   /s/ Suzanne H. Costin
  -------------------------------------
   Suzanne H. Costin
   Secretary